SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 2-27203) UNDER THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 67


                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 68



                             VANGUARD EXPLORER FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.


              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE:
          ON FEBRUARY 27, 2001, PURSUANT TO PARAGRAPH (B) OF RULE 485.

                                     PART B

                          VANGUARD(R) EXPLORER(TM) FUND
                                   (THE FUND)

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 27, 2001

                              REVISED MAY 3, 2001


This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated February 27, 2001). To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please call:

                         INVESTOR INFORMATION DEPARTMENT
                                  1-800-662-7447

                                TABLE OF CONTENTS

                                                                PAGE
                                                                ----
DESCRIPTION OF THE FUND..........................................B-1
INVESTMENT POLICIES..............................................B-3
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-8
PURCHASE OF SHARES...............................................B-9
REDEMPTION OF SHARES.............................................B-9
SHARE PRICE......................................................B-9
YIELD AND TOTAL RETURN...........................................B-10
MANAGEMENT OF THE FUND...........................................B-12
INVESTMENT ADVISORY SERVICES.....................................B-15
PORTFOLIO TRANSACTIONS...........................................B-24
COMPARATIVE INDEXES..............................................B-25
FINANCIAL STATEMENTS.............................................B-27

                            DESCRIPTION OF THE FUND

ORGANIZATION

The Fund was originally known as the Explorer Fund, Inc. and was organized as a Delaware corporation in 1967. The Fund merged into a Maryland corporation in 1973, and was subsequently reorganized as a Delaware business trust in June 1998. Prior to its reorganization as a Delaware business trust, the Fund was known as Vanguard Explorer Fund, Inc. The Fund is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers a single class of shares, but has the ability to offer additional share classes. There is no limit on the number of full and fractional shares that the Fund may issue.

SERVICE PROVIDERS

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian. The custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, serves as the Fund's independent accountants. The accountants audit the Fund's financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Fund's  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

     SHAREHOLDER LIABILITY. The Fund is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The Fund's shareholders are entitled to receive any dividends or other distributions declared by the Fund. No shares have priority or preference over any other shares of the Fund with respect to distributions of the Fund. Distributions will be made from the assets of the Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of the Fund held by shareholders on the record date.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of the fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Unless otherwise required by applicable law, shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.

     CONVERSION RIGHTS. There are no conversion rights associated with the Fund's shares.

     REDEMPTION  PROVISIONS.  The Fund's redemption  provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Fund has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

The following policies supplement the Fund's investment policies set forth in the Prospectus.

     REPURCHASE AGREEMENTS. The Fund, along with other members of The Vanguard Group, may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's board of trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement with the Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the advisers acknowledge these risks, it is expected that they will be controlled through careful monitoring procedures.

     LENDING OF SECURITIES. The Fund may lend its portfolio securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure of such loans must be consistent with the 1940 Act, and the rules or interpretations of the Commission thereunder. These provisions limit the amount of securities the fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan is made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's board of trustees.

     At the present time, the staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Fund and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     TEMPORARY INVESTMENTS. The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and
(d) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


     FUTURES CONTRACTS AND OPTIONS. The Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash investments while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to the market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability of the Fund to hedge its portfolio effectively. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Advisers will incorrectly predict future market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Fund will not be subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom a fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     Federal Tax Treatment of Futures Contracts. The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     The Fund will  distribute  to  shareholders  annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

     FOREIGN INVESTMENTS. As indicated in the Prospectus, the Fund may invest up to 20% of its assets in foreign securities and may engage in currency transactions with respect to such investments. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.


     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since it seeks long-term capital appreciation and any income should be considered incidental.

     Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

     ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     The Fund may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. While the Fund's investment advisers determine the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's outstanding voting shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the shared votes, so long as more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares.

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. The Fund may not invest in commodities, except that the Fund may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for the purpose of controlling its management.

     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities or by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     None of these limitations prevents the Fund from participating in The Vanguard Group (Vanguard). Because the Fund is a member of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Fund" for more information.

     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange (the Exchange) on each day the Exchange is open for business. An order received prior to the close of the Exchange (generally 4:00 P.M. Eastern time) will be executed at the price computed on the date of receipt, and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (iii) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     No charge is made by the Fund for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     SIGNATURE GUARANTEES. To protect your account, the Fund, and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of a person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s); and (2) share transfer requests. These requirements are not applicable to redemptions in Vanguard's prototype plans except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain instances.

     Signature guarantees can be obtained from a bank, broker, or any other guarantor that Vanguard deems acceptable. Notaries public are not acceptable guarantors.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment (stock power) which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter of stock power.

                                  SHARE PRICE

The Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the Exchange, (generally 4:00 p.m. Eastern time), on each day that the Exchange is open for trading.

     Portfolio securities for which market quotations are readily available (which include those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price or the official closing price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded.
Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Fund is valued. If events which materially affect the value of the Fund's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the board of trustees deems in good faith to reflect fair value.

     In determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indexes. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, or do not reflect market conditions at the time the Fund is valued, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the board of trustees deems in good faith to reflect the fair value.

     The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                             YIELD AND TOTAL RETURN

The yield of the Vanguard Explorer Fund for the thirty-day period ended October 31, 2000 was 0.4%. The average annual total returns for the Fund for the one-, five-, and ten-year periods ended October 31, 2000, were 42.56%, 17.32%, and 20.02%, respectively.

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

     Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)1/N - 1

  Where:

          T   = average annual total return
          P   = a hypothetical initial investment of $1,000
          n   = number of years
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION

We calculate the Fund's average annual after-tax total return by finding the average annual compounded rate of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the after-tax value, according to the following formulas:

                                P (1+T)N = ATV

  Where:

          P   = a hypothetical initial payment of $1,000
          T   = average annual after-tax total return
          n   = number of years
          ATV = after-tax value at the end of the 1-, 5-, or 10-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods

  Instructions:

1. Assume all distributions by the Fund are reinvested--less the taxes due on such distributions--at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

2. Calculate the taxes due on distributions by the Fund by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

4.   State the total return quotation to the nearest hundredth of one percent.

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

          C   = cumulative total return
          P   = a hypothetical initial investment of $1,000
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)/CD+1)6 - 1]

  Where:

          a   = dividends and interest earned during the period
          b   = expenses accrued for the period (net of
                reimbursements)
          c   = the average daily number of shares outstanding during
                the period that were entitled to receive dividends
          d   = the maximum offering price per share on the last day
                of the period

                             MANAGEMENT OF THE FUND

OFFICERS AND TRUSTEES

The officers of the Fund manage its day-to-day operations and are responsible to the Fund's board of trustees. The trustees set broad policies for the Fund and choose its officers. The following is a list of the trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years. As a group, the Fund's trustees and officers own less than 1% of the outstanding shares of the Fund. Each trustee (except Mr. MacLaury) serves as a director of The Vanguard Group, Inc. In addition, each trustee serves as a trustee of each of the 109 funds administered by Vanguard (107 in the case of Mr. Malkiel and 99 in the case of Mr. MacLaury). The mailing address of the trustees and officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN J. BRENNAN, (DOB:7/29/1954) Chairman, Chief Executive Officer, and Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS, (DOB): 10/23/37) Trustee
Retired Managing Partner of Greenwich Associates (International Business Strategy Consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital (Investment Management), The Jeffrey Co. (Holding Company), NeuVis, Inc. (Software Company), and Select Sector SPDR Trust (Exchange-Traded Mutual Fund).

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/Coal/ Appliances); and Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals).

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman and CEO of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engines), The Mead Corp. (Paper Products), and AmeriSource
Health  Corp.   (Pharmaceutical   Distribution);   and  Trustee  of   Vanderbilt
University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.

THE VANGUARD GROUP

The Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Fund, and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under procedures approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

     The funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

     Vanguard and the Fund's advisers have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Fund.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At October 31, 2000, Vanguard Explorer Fund had contributed capital of $868,000 to Vanguard, representing 0.02% of the Fund's net assets and 0.9% of Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

     During the fiscal years ended October 31, 1998, 1999, and 2000, Vanguard Explorer Fund incurred the following approximate amounts of The Vanguard Group's management (including transfer agency), distribution, and marketing expenses:
$10,360,000, $11,114,000, and $17,713,000, respectively.

INVESTMENT ADVISORY SERVICES

Vanguard provides investment advisory services to the Fund and several other Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds utilizing these services.

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with two exceptions, which are noted in the table appearing on page B-15), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by Vanguard, not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled Board meetings.
- The independent trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.
- Upon retirement, the independent trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

     "INTERESTED" TRUSTEES. Mr. Brennan serves as a Trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                             VANGUARD EXPLORER FUND
                               COMPENSATION TABLE


                                              PENSION OR
                                              RETIREMENT                               TOTAL
                                           BENEFITS ACCRUED                        COMPENSATION
                           AGGREGATE       AS PART OF THIS    ESTIMATED ANNUAL   FROM ALL VANGUARD
                          COMPENSATION          FUND'S         BENEFITS UPON       FUNDS PAID TO
NAMES OF TRUSTEES       FROM THIS FUND(1)     EXPENSES(1)        RETIREMENT         TRUSTEES(2)
----------------------------------------------------------------------------------------------------
John J. Brennan                None               None                None                 None
Charles D. Ellis(3)             N/A                N/A                 N/A                  N/A
JoAnn Heffernan Heisen         $887                $39             $15,000             $100,000
Bruce K. MacLaury              $918                $65             $12,000              $95,000
Burton G. Malkiel              $892                $65             $15,000             $100,000
Alfred M. Rankin, Jr.          $869                $47             $15,000              $98,000
John C. Sawhill(4)             $395                 $0                 N/A              $44,483
James O. Welch, Jr.            $869                $69             $15,000              $98,000
J. Lawrence Wilson             $887                $50             $15,000             $100,000

---------
(1) The amounts shown in this column are based on the Fund's fiscal year ended October 31, 2000.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 109 Vanguard funds (108 in the case of Mr. Malkiel; 99 in the case of Mr. MacLaury).
(3)  Mr. Ellis joined the Fund's board, effective January 1, 2001.
(4)  Mr. Sawhill died in May, 2000.

                          INVESTMENT ADVISORY SERVICES

The Fund currently employs five separate investment advisers (the advisers), each of whom manages the investment and reinvestment of a portion of the Fund's assets. Until February 28, 1990, when the Fund acquired the assets of Explorer II, Wellington Management Company, LLP was sole investment adviser to the Fund (then known simply as Explorer Fund), and Granahan Investment Management, Inc. served as sole investment adviser to Explorer II, the acquired Fund. Chartwell Investment Partners and Vanguard were added as advisers on August 1, 1997, and Grantham, Mayo, Van Otterloo & Co. LLC was added on April 3, 2000.

     The proportion of the net assets of the Fund managed by each adviser was established by the board of trustees and may be changed in the future by the board of trustees as circumstances warrant. Investors will be advised of any substantive change in the proportions managed by each adviser. Because the Fund uses four advisers it is possible that the advisers would purchase or sell the same security at the same time. Such a situation might result in increased brokerage costs or adverse tax consequences to the Fund. The board of trustees monitors portfolio activity in order to minimize any possible adverse consequences.

WELLINGTON MANAGEMENT COMPANY, LLP

The Fund has entered into an advisory agreement with Wellington Management Company, LLP (Wellington Management) under which Wellington Management manages the investment and reinvestment of a portion of the Fund's assets (the
Wellington Management Portfolio) and continuously reviews, supervises and administers the Fund's investment program with respect to those assets. As of October 31, 2000, Wellington Management managed approximately 26% of the Fund's net assets. Wellington Management discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     Wellington Management is a professional investment counseling firm which globally provides investment services to investment companies and other institutions. Wellington Management is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960.

     Kenneth L. Abrams, Senior Vice President of Wellington Management, serves as portfolio manager of the assets of the Fund assigned to Wellington Management. Mr. Abrams has been employed by Wellington Management since 1986 and has served as portfolio manager of the Fund since 1994.

     The Fund pays Wellington Management a basic fee at the end of each of the fund's fiscal quarters, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Wellington Management Portfolio for the quarter:

            NET ASSETS                                RATE
            ----------                                ----
            First $500 million. . . . . . . .         .250%
            Next $250 million. . . . . . . .          .200%
            Next $250 million. . . . . . . .          .150%
            Assets in excess of $1 billion. .         .100%

     The basic fee, as provided above, shall be increased or decreased by applying a performance fee adjustment based on the investment performance of the Wellington Management Portfolio relative to the investment performance of the Russell 2000 Growth Index (the Index). The investment performance of Wellington Management Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Index for the same period. The adjustment applies as follows:

   CUMULATIVE 36-MONTH PERFORMANCE                       PERFORMANCE FEE
   VERSUS THE INDEX                                          ADJUSTMENT*
   ----------------                                     ----------------
   Trails by -12% or more. . ......................     -0.50 x basic fee
   Trails by more than -6% up to -12%..............     -0.25 x basic fee
   Trails/exceeds by -6% through 6%................      0.00 x basic fee
   Exceeds by more than 6% but less than 12%.......     +0.25 x basic fee
   Exceeds by 12% or more..........................     +0.50 x basic fee

*For purposes of determining the fee adjustment calculation, the basic fee is calculated by applying the quarterly rate against the net assets of the Fund averaged over the same time period for which the performance is measured.

     The Index will not be fully operable as the sole performance index used to determine the adjustment until the quarter ending July 31, 2003. Until that date, the adjustment will be determined by linking the investment performance of the Index and that of the Small Company Growth Fund Stock Index (the "Prior Index") as follows.

     (A) QUARTER ENDING OCTOBER 31, 2000. The adjustment will be determined by linking the investment performance of the Prior Index for the eleven quarters ending July 31, 2000, with that of the Index for the quarter ending October 31, 2000.

     (B) QUARTER ENDING JANUARY 31, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for the ten quarters ending July 31, 2000, with that of the Index for the two quarters ending January 31, 2001.

     (C) QUARTER ENDING APRIL 30, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for the nine quarters ending July 31, 2000, with that of the Index for the three quarters ending April 30, 2001.

     (D) QUARTER ENDING JULY 31, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for eight quarters ending July 31, 2000, with that of the Index for the four quarters ending July 31, 2001.

     (E) QUARTER ENDING OCTOBER 31, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for the seven quarters ending July 31, 2000, with that of the Index for the five quarters ending October 31, 2001.

     (F) QUARTER ENDING JANUARY 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the six quarters ending July 31, 2000, with that of the Index for the six quarters ending January 31, 2002.

     (G) QUARTER ENDING APRIL 30, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the five quarters ending July 31, 2000, with that of the Index for the seven quarters ending April 30, 2002.

     (H) QUARTER ENDING JULY 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for four quarters ending July 31, 2000, with that of the Index for the eight quarters ending July 31, 2002.

     (I) QUARTER ENDING OCTOBER 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the three quarters ending July 31, 2000, with that of the Index for the nine quarters ending October 31, 2002.

     (J) QUARTER ENDING JANUARY 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the two quarters ending July 31, 2000, with that of the Index for the ten quarters ending January 31, 2003.

     (K) QUARTER ENDING APRIL 30, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the one quarter ending July 31, 2000, with that of the Index for the eleven quarters ending April 30, 2003.

     (L) QUARTER ENDING JULY 31, 2003. The Index is fully operable.

     The investment performance of the Wellington Management Portfolio for any period, expressed as a percentage of the "Wellington Management Portfolio unit value" per share at the beginning of such period, is the sum of: (i) the change in the Wellington Management Portfolio's net assets value during such period;
(ii) the unit value of the Fund's cash distributions from the Wellington Management Portfolio net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Wellington Management Portfolio. For this purpose, the unit value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Wellington Management Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The Wellington Management Portfolio unit value is determined by dividing the total net assets of the Wellington Management Portfolio by a given number of units. Initially, the number of units in the Wellington Management Portfolio will equal the total shares outstanding of the Fund on August 1, 2000. Subsequently, as assets are added to or withdrawn from the Wellington Management Portfolio, the number of units of the Wellington Management Portfolio will be adjusted based on the unit value of the Wellington Management Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Wellington Management Portfolio shall neither be included in the total net assets of the Wellington Management Portfolio nor included in the computation of the Wellington Management Portfolio unit value.

     The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, will be the sum of (i) the change in the level of the Index during such period and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

     During the fiscal years ended October 31, 1998, 1999, and 2000, the Fund paid Wellington Management the following advisory fees:

                                                     1998        1999       2000
                                                     ----        ----       ----
Basic Fee                                      $1,647,928  $1,588,542 $2,119,571
Increase/(Decrease)for Performance Adjustment    (288,253)    659,915    975,614
                                                ---------     -------  ---------
Total                                          $1,359,675  $2,248,457 $3,095,185
                                               ==========    ======== ==========

GRANAHAN INVESTMENT MANAGEMENT, INC.

On February 28, 1990, effective with the acquisition of the assets of Explorer II, the Fund retained Granahan Investment Management, Inc. (Granahan) as a second investment adviser. Under its advisory agreement with the Fund, Granahan manages the investment and reinvestment of a portion of the Fund's assets (the Granahan Portfolio) and continuously reviews, supervises, and administers the Fund's investment program with respect to those assets. As of October 31, 2000, Granahan managed approximately 34% of the Fund's net assets. Granahan discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     Granahan Investment Management, Inc., is an investment advisory firm specializing in small company stock investments. Mr. John Granahan is the President and major stockholder of Granahan Investment Management, Inc.

     The Fund pays Granahan a basic fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Granahan Portfolio for the quarter:

            NET ASSETS                                RATE
            ----------                                ----
            First $500 million. . . . . . . .         .300%
            Next $250 million. . . . . . . .          .200%
            Next $250 million. . . . . . . .          .150%
            Assets in excess of $1 billion. .         .100%

     The basic fee, as provided above, will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Granahan Portfolio relative to the investment performance of the Russell 2000 Growth Index (the Index). The investment performance of the Granahan Portfolio will be based on the cumulative return over a trailing 36-month period ending with the applicable quarter, relative to the cumulative total return of the Index for the same time period. The adjustment applies as follows:

    CUMULATIVE 36-MONTH PERFORMANCE                   PERFORMANCE FEE
    DIFFERENTIAL VERSUS THE INDEX                         ADJUSTMENT*
    -----------------------------                         -----------
    Trails by -12% or more. . . .                    Decrease by .01875%
    Trails by more than -6% up to -12%              Decrease by .009375%
    Trails/exceeds from -6% through 6%                     No Adjustment
    Exceeds by more than 6% but less than 12%       Increase by .009375%
    Exceeds by 12% or more. . . .                    Increase by .01875%

*For purposes of determining the fee adjustment calculation, the basic fee is calculated by applying the quarterly rate against the net assets of the Fund averaged over the same time period for which the performance is measured.

     The investment performance of the Granahan Portfolio for any period, expressed as a percentage of the "Granahan Portfolio unit value" per share at the beginning of such period, is the sum of: (i) the change in the Granahan Portfolio net asset value during such period; (ii) the unit value of the Fund's cash distributions from the Granahan Portfolio net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Granahan Portfolio.

For this purpose, the unit value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Granahan Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The Granahan Portfolio unit value will be determined by dividing the total net assets of the Granahan Portfolio by a given number of units. Initially, the number of units in the Granahan Portfolio will equal the total shares outstanding of the Fund on August 1, 2000. Subsequently, as assets are added to or withdrawn from the Granahan Portfolio, the number of units of the Granahan Portfolio will be adjusted based on the unit value of the Granahan Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Granahan Portfolio shall neither be included in the total net assets of the Granahan Portfolio nor included in the computation of the Granahan Portfolio unit value.

     The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, will be the sum of (i) the change in the level of the Index during such period and (ii) the value, computed consistently with the Index , of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

     The Index will not be fully operable as the sole performance index used to determine Granahan's performance fee adjustment until the quarter ending July 31, 2003. Until that date, Granahan's performance fee adjustment shall be determined by linking the investment performance of the Index and that of the Small Company Growth Fund Stock Index (the Prior Index) as follows:

     (A) QUARTER ENDED OCTOBER 31, 2000. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the eleven quarters ended July 31, 2000 with that of the Index for the quarter ended October 31, 2000.

     (B) QUARTER ENDED JANUARY 31, 2001. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the ten quarters ended July 31, 2000 with that of the Index for the two quarters ended January 31, 2001.

     (C) QUARTER ENDED APRIL 30, 2001. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the nine quarters ended July 31, 2000 with that of the Index for the three quarters ended April 30, 2001.

     (D) QUARTER ENDED JULY 31, 2001. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the eight quarters ended July 31, 2000 with that of the Index for the four quarters ended July 31, 2001.

     (E) QUARTER ENDED OCTOBER 31, 2001. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the seven quarters ended July 31, 2000 with that of the Index for the five quarters ended October 31, 2001.

     (F) QUARTER ENDED JANUARY 31, 2002. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the six quarters ended July 31, 2000 with that of the Index for the six quarters ended January 31, 2002.

     (G) QUARTER ENDED APRIL 30, 2002. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the five quarters ended July 31, 2000 with that of the Index for the seven quarters ended April 30, 2002.

     (H) QUARTER ENDED JULY 31, 2002. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the four quarters ended July 31, 2000 with that of the Index for the eight quarters ended July 31, 2002.

     (I) QUARTER ENDED OCTOBER 31, 2002. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the three quarters ended July 31, 2000 with that of the Index for the nine quarters ended October 31, 2002.

     (J) QUARTER ENDED JANUARY 31, 2003. Granahan's performance fee adjustment was determined by linking the investment performance of the Prior Index for the two quarters ended July 31, 2000 with that of the Index for the ten quarters ended January 31, 2003.

     (K) QUARTER ENDED APRIL 30, 2003. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Prior Index for the one quarter ended July 31, 2000 with that of the Index for the eleven quarters ended April 30, 2003.

     (L) QUARTER ENDING JULY 31, 2003. The Index shall be fully operable.

     During the fiscal years ended October 31, 1998, 1999, and 2000, the Fund paid Granahan the following advisory fees:

                                                    1998        1999       2000
                                                    ----        ----       ----
Basic Fee                                     $2,508,538  $2,476,006 $2,786,148
Increase/(Decrease)for Performance Adjustment   (479,000)          0    867,466
                                             ----------- -----------  ---------
      Total                                   $2,029,538  $2,476,006 $3,653,614
                                             =========== =========== ==========

CHARTWELL INVESTMENT PARTNERS

The Fund also employs Chartwell Investment Partners (Chartwell) under an investment advisory agreement to manage the investment and reinvestment of a portion of the Fund's assets (the Chartwell Portfolio). As of October 31, 2000, Chartwell managed approximately 11% of the Fund's assets. Chartwell discharges its responsibilities subject to the control of the officers and trustees of the Fund.
     For the services provided by Chartwell under the advisory agreement the Fund will pay Chartwell a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Chartwell Portfolio for the quarter:

            NET ASSETS                                    RATE
            ----------                                    ----
            First $250 million. . . . . . . .             0.40%
            Next $250 million. . . . . . . .              0.30%
            Assets in excess of $500 million.             0.20%

     The basic fee, as provided above, will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Chartwell Portfolio relative to the investment performance of the Russell 2000 Growth Index (the Index). The investment performance of the Chartwell Portfolio will be based on the cumulative total return of the Index for the same time period. The adjustment applies as follows:

            THREE-YEAR CUMULATIVE PERFORMANCE              PERFORMANCE FEE
            DIFFERENTIAL VERSUS THE INDEX                      ADJUSTMENT*
            -----------------------------                      -----------
            Trails by -12% or more. . . .                -0.20 X Basic Fee
            Trails by more than -6% up to -12%           -0.10 X Basic Fee
            Trails/exceeds from -6% through 6%            0.00 X Basic Fee
            Exceeds by more than 6% but less than 12%    +0.10 X Basic Fee
            Exceeds by 12% or more. . . .                +0.20 X Basic Fee

*For purposes of determining the fee adjustment calculation, the basic fee is calculated by applying the quarterly rate against the net assets of the Fund averaged over the same time period for which the performance is measured.

     The Index will not be fully operable as the sole performance index used to determine the adjustment until the quarter ending July 31, 2003. Until that date, the adjustment will be determined by linking the investment performance of the Index and that of the Small Company Growth Fund Stock Index (the Prior Index) as follows:

     (A) QUARTER ENDING OCTOBER 31, 2000. The adjustment will be determined by linking the investment performance of the Prior Index for the eleven quarters ending July 31, 2000, with that of the Index for the one quarter ending October 31, 2000.

     (B) QUARTER ENDING JANUARY 31, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for the ten quarters ending July 31, 2000, with that of the Index for the two quarters ending January 31, 2001.

     (C) QUARTER ENDING APRIL 30, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for the nine quarters ending July 31, 2000, with that of the Index for the three quarters ending April 30, 2001.

     (D) QUARTER ENDING JULY 31, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for eight quarters ending July 31, 2000, with that of the Index for the four quarters ending July 31, 2001.

     (E) QUARTER ENDING OCTOBER 31, 2001. The adjustment will be determined by linking the investment performance of the Prior Index for the seven quarters ending July 31, 2000, with that of the Index for the five quarters ending October 31, 2001.

     (F) QUARTER ENDING JANUARY 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the six quarters ending July 31, 2000, with that of the Index for the six quarters ending January 31, 2002.

     (G) QUARTER ENDING APRIL 30, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the five quarters ending July 31, 2000, with that of the Index for the seven quarters ending April 30, 2002.

     (H) QUARTER ENDING JULY 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for four quarters ending July 31, 2000, with that of the Index for the eight quarters ending July 31, 2002.

     (I) QUARTER ENDING OCTOBER 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the three quarters ending July 31, 2000, with that of the Index for the nine quarters ending October 31, 2002.

     (J) QUARTER ENDING JANUARY 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the two quarters ending July 31, 2000, with that of the Index for the ten quarters ending January 31, 2003.

     (K) QUARTER ENDING APRIL 30, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the one quarter ending July 31, 2000, with that of the Index for the eleven quarters ending April 30, 2003.

     (L) QUARTER ENDING JULY 31, 2003. The Index is fully operable.

     The investment performance of the Chartwell Portfolio, for any period, expressed as a percentage of the "Chartwell Portfolio unit value" at the beginning of such period, will be the sum of: (i) the change in the Chartwell Portfolio's net asset value during such period; (ii) the unit value of the Fund's cash distributions from Chartwell Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within such period; and (iii) the unit value of taxes paid including withholding taxes and capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized by the Chartwell Portfolio. For this purpose, the unit value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Chartwell Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The Chartwell Portfolio unit value will be determined by dividing the total net assets of the Chartwell Portfolio by a given number of units. Initially, the number of units in the Chartwell Portfolio will equal the total shares outstanding of the Fund on August 1, 2000. Subsequently as assets are added to or withdrawn from the Chartwell Portfolio, the number of units of the Chartwell Portfolio will be adjusted based on the unit value of the Chartwell Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the Chartwell Portfolio shall neither be included in the total net assets of the Chartwell Portfolio nor included in the computation of the Chartwell Portfolio unit value.

     The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, will be the sum of: (i) the change in the level of the Index during the period; (ii) the value, computed consistently with the Index, of cash distributions having an exdividend date occurring within the period made by companies whose securities comprise the Index will be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses.

     For the fiscal years ended October 31, 1998, 1999, and 2000, the Fund paid Chartwell the following advisory fees:

                                                     1998        1999       2000
                                                     ----        ----       ----
Basic Fee                                        $952,259  $1,042,721 $1,650,747
Increase/(Decrease) for Performance Adjustment    (71,146)     70,879    271,692
                                                --------- ------------ ---------
Total                                            $881,113  $1,113,600 $1,922,439
                                                ========= ============ =========

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

The Fund also employs Grantham, Mayo, Van Otterloo & Co. LLC (GMO) under an investment advisory agreement to manage the investment and reinvestment of a portion of the Fund's assets (the GMO Portfolio). As of October 31, 2000, GMO managed approximately 10% of the Fund's assets. GMO discharges its responsibilities subject to the control of the officers and trustees of the Fund.

     The Fund pays GMO a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the GMO Portfolio for the quarter:

            NET ASSETS                                    RATE
            ----------                                    ----
            First $500 million. . . . . . . .            0.275%
            Next $500 million. . . . . . . .             0.225%
            Assets in excess of $1 billion. .            0.200%

     Subject to the transition rule described below, the basic fee, as provided above, will be increased or decreased by the amount of a performance fee adjustment. The adjustment will be calculated as a percentage of the average net assets managed by GMO for the 36-month period ending with the then-ended quarter, and the adjustment will change proportionately with the investment performance of the GMO Portfolio relative to the investment performance of the Russell 2000 Growth Index (the Index) for the same period. The adjustment is computed as follows:

            CUMULATIVE 36-MONTH PERFORMANCE          ADJUSTMENT AS A PERCENTAGE
            VERSUS THE INDEX                              OF AVERAGE NET ASSETS*
            ----------------                              ---------------------
            Trails by any amount. . . . . .                              -0.15%
            Equals-to-exceeds by up to 3% .   Linear decrease from 0% to -0.15%
            Exceeds by 3% to 6% . . . . . .   Linear increase from 0% to +0.15%
            Exceeds by more than 6% . . . .                              +0.15%

*For purposes of this calculation, the adjustment is calculated by applying the quarterly rate against the net assets of the GMO Portfolio over the same time period for which the performance is measured.

     The adjustment will not be fully operable until the close of the quarter ending April 30, 2003. Until that time, the following transition rules will apply:

     (A) APRIL 3, 2000 THROUGH JANUARY 31, 2001. GMO's compensation will be the basic fee. No adjustment will apply during this period.

     (B) FEBRUARY 1, 2001 THROUGH APRIL 30, 2003. Beginning February 1, 2001, the adjustment will take effect on a progressive basis with regards to the number of months elapsed between May 1, 2000, and the quarter for which GMO's fee is being computed. During this period, the adjustment that has been determined as provided above will be multiplied by a fraction. The fraction's numerator will equal the number of months elapsed since May 1, 2000, and the denominator will be thirty-six (36).

     (C) ON AND AFTER MAY 1, 2003. Commencing May 1, 2003, the Adjustment will be fully operable.

     The investment performance of the GMO Portfolio for any period, expressed as a percentage of the "GMO Portfolio unit value" at the beginning of such period will be the sum of: (i) the change in the GMO Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the GMO Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the GMO Portfolio.

     The GMO Portfolio unit value will be determined by dividing the total net assets of the GMO Portfolio by a given number of units. Initially, the number of units in the GMO Portfolio will equal a nominal value as determined by dividing initial assets by a unit value of $100.00 on April 3, 2000. Subsequently, as assets are added to or withdrawn from the GMO Portfolio, the number of units of the GMO Portfolio will be adjusted based on the unit value of the GMO Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the GMO Portfolio shall neither be included in the total net assets of the GMO Portfolio nor included in the computation of the GMO portfolio unit value.

     The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of:
(i) the change in the level of the Index during such period, and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     During the period April 3, 2000, through October 31, 2000, the Fund incurred investment advisory fees of approximately $528,152 to GMO.

THE VANGUARD GROUP, INC.

Vanguard's Quantitative Equity Group provides investment advisory services on an at-cost basis with respect to 14% (as of October 31, 2000) of Vanguard Explorer Fund's assets, and any cash investments held by the Fund (5% as of October 31, 2000). Vanguard's Quantitative Equity Group is supervised by the officers of the funds.

     For the fiscal years ended October 31, 1998, 1999, and 2000, the Fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts: $38,000, $170,000, and $138,000, respectively.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

The Fund's current agreements with Wellington Management, Granahan, Chartwell, GMO, and Vanguard are renewable for successive one year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the board of trustees of the Fund on 60 days' written notice to an adviser, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by an adviser upon 90 days' written notice to the Fund.

                             PORTFOLIO TRANSACTIONS

The Advisers are authorized (with the approval of the Fund's board of trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, the Advisers will use their best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Advisers. The Advisers consider such information useful in the performance of their obligations under the agreements but are unable to determine the amount by which such services may reduce their expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's board of trustees, the Advisers may cause the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Advisers to the Fund and the other funds in the Group.

     Currently, it is the Fund's policy that the Advisers may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Advisers will only pay such higher commissions if they believe this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Advisers and/or the Fund. However, the Advisers have informed the Fund that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.

     During the fiscal years ended October 31, 1998,  1999,  and 2000,  the Fund
paid   $3,023,496,   $3,178,526,   and  $5,747,752  in  brokerage   commissions,
respectively.

    Some securities considered for investment by the Fund may also be appropriate for other Vanguard funds and/or clients served by each Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other funds or clients served by the advisers are considered at or about the same time, transactions in such securities will be allocated among the several funds and clients in a manner deemed equitable by the Advisers. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

                              COMPARATIVE INDEXES

Each of the investment company members of the Group, including Vanguard Explorer Fund, may from time to time use one or more of the following unmanaged indexes for comparative performance purposes:

SMALL COMPANY GROWTH FUND STOCK INDEX--is composed of the various domestic common stocks that are held in the 25 largest small company stock mutual funds, using year-end net assets, monitored by Morningstar, Inc. Under an agreement with the Fund, Morningstar, Inc. determines the composition of the Index and Vestek Systems calculates the monthly total return. Neither The Vanguard Group, Inc., Wellington Management, Granahan, nor Chartwell are affiliated with Morningstar or Vestek Systems in any way.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index (S&P 500) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,600 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency, and investment grade corporate bonds.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG-TERM CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than ten years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Brothers Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Long-Term Credit AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index, and 12.5% Standard & Poor's Telephone Index).

LEHMAN  BROTHERS  LONG CREDIT A OR BETTER BOND  INDEX--consists  of all publicly
issued,  fixed  rate,  nonconvertible   investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass through securities corporate rated BBB- or better. The index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

LIPPER SMALL-CAP GROWTH FUND AVERAGE--an industry benchmark of average mutual funds that by prospectus or portfolio practice invests primarily in growth companies with market capitalizations less than $1 billion at the time of purchase, as measured by Lipper Inc.

RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 GROWTH INDEX--contains stocks from the Russell 2000 Index with a better-than-average growth orientation.

RUSSELL   2000  STOCK   INDEX--is   composed   of   approximately   2,000  small
capitalization stocks.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

                              FINANCIAL STATEMENTS

The Fund's audited Financial Statements for the year ended October 31, 2000, including the financial highlights for each of the five fiscal years in the period ended October 31, 2000, appearing in the Vanguard Explorer Fund 2000 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Fund's Annual Report to Shareholders, which may be obtained without charge.

                                                                   SAI024 052001